Note 11 - Right-of-Use Assets, Finance Lease Liabilities, Investment in Leaseback Vessels and Net Investment in Sales-type Leases - Maturity of Sales-type Lease Receivables (Details) - USD ($)
$ in Thousands
	Dec. 31, 2025		Dec. 31, 2024
2026	$ 6,038
2027	5,606
2028	1,741
Total undiscounted cash flows	13,385
Present value of lease payments	$ 4,447	[1]	$ 18,976

[1]	The difference between the present value of the lease payments and the net investment in the lease balance in the balance sheet is due to the vessels unguaranteed residual value, which is included in the net investment in the lease balance but is not included in the future lease payments.